Financial News Release

Advanced Energy Announces First Quarter 2019 Results

•Q1 Revenue was $140.7 million
•Q1 GAAP EPS from continuing operations was $0.40
•Q1 Non-GAAP EPS was $0.58

FORT COLLINS, Colo., May 6, 2019 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), today announced financial results for the first quarter ended March 31, 2019.
“While 2019 is a shaping up to be a challenging year for the semiconductor market, Advanced Energy delivered solid profitability while continuing to execute on our strategy. Mixed semi demand profiles signal the early stage of market stabilization, and we believe the long-term drivers for wafer fab equipment growth remain intact setting up the potential for a recovery in 2020," said Yuval Wasserman, president and CEO. "We continue to invest in technology development with our customers and are focused on capitalizing on the many growth opportunities across our served markets."
First Quarter Results
Sales were $140.7 million in the first quarter of 2019 compared with $154.2 million in the fourth quarter of 2018 and $195.6 million in the first quarter of 2018.
GAAP net income from continuing operations was $15.4 million or $0.40 per diluted share, compared with $19.2 million or $0.50 per diluted share in the prior quarter, and $46.4 million or $1.16 per diluted share in the first quarter of 2018.
Non-GAAP net income was $22.4 million or $0.58 per diluted share in the first quarter of 2019, which included a $4.4 million discrete tax benefit. This compares with $28.0 million or $0.73 per diluted share in the fourth quarter of 2018, and $53.4 million or $1.34 per diluted share in the first quarter of 2018. A reconciliation of non-GAAP measures is provided in the tables below.
The company generated $6.9 million of operating cash from continuing operations in the quarter.
Discontinued Operations
The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2018 Annual Report on Form 10-K.
Second Quarter 2019 Guidance
Based on the company's current view, beliefs and assumptions, its guidance for the second quarter of 2019 is within the following ranges.

Q2 2019
Revenues	$130M - $140M
GAAP EPS from continuing operations	$0.10 - $0.25
Non-GAAP EPS	$0.25 - $0.40

Conference Call
Management will host a conference call tomorrow morning, Tuesday, May 7, 2019 at 6:30 a.m. Mountain Time/ 8:30 a.m. Eastern Time to discuss Advanced Energy's financial results. Domestic callers may access this conference call by dialing 855-232-8958. International callers may access the call by dialing 315-625-6980. Participants will need to provide the operator with the Conference ID Number 5981809, which has been reserved for this call. A webcast will also be available on the company’s Investor Relations web page at ir.advanced-energy.com.
About Advanced Energy
Advanced Energy (Nasdaq: AEIS) is a global leader in the design and manufacturing of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. AE’s power solutions enable customer innovation in complex semiconductor and industrial manufacturing applications. With engineering know-how and responsive service and support around the globe, the company builds collaborative partnerships to meet technology advances, propel growth for its customers and innovate the future of power. Advanced Energy has devoted more than three decades to perfecting power for its global customers and is headquartered in Fort Collins, Colorado, USA. For more information, visit www.advancedenergy.com.
Advanced Energy | Precision. Power. Performance.

For more information, contact:
Brian Smith
Advanced Energy
(970) 407-6555
brian.smith@aei.com

Non-GAAP Measures
This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. Additionally, the first quarter non-GAAP results exclude estimated income tax expense associated with U.S. tax reform. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management's incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.
Forward-Looking Statements
The company’s guidance with respect to anticipated financial results for the second quarter ending June 30, 2019, potential future growth and profitability, our future business mix, expectations regarding future market trends and the company’s future performance within specific markets and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (e) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (f) the accuracy of the company's assumptions on which its financial statement projections are based; (g) the impact of product price changes, which may result from a variety of factors; (h) the timing of orders received from customers; (i) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (j) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (k) unanticipated changes to management's estimates, reserves or allowances; (l) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017; and (m) the effects of recent U.S. government trade and export restrictions, Chinese retaliatory trade actions, and other governmental action related to tariffs upon the demand for our, and our customers', products and services and the U.S. economy. These and other risks are described in Advanced Energy's Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC's website at www.sec.gov. Copies may also be obtained from Advanced Energy's investor relations page at ir.advanced-energy.com or by contacting Advanced Energy's investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share data)

	Three Months Ended
	March 31,		December 31,
	2019	2018	2018
Sales:
Product	$112,112	$171,209	$125,039
Service	28,631	24,408	29,122
Total sales	140,743	195,617	154,161
Cost of sales:
Product	60,801	79,806	64,819
Service	14,202	12,166	14,154
Total cost of sales	75,003	91,972	78,973
Gross profit	65,740	103,645	75,188
	46.7%	53.0%	48.8%
Operating expenses:
Research and development	21,289	17,637	20,725
Selling, general and administrative	29,014	28,648	29,241
Amortization of intangible assets	1,973	1,257	1,816
Restructuring expense	1,673	—	3,836
Total operating expenses	53,949	47,542	55,618
Operating income	11,791	56,103	19,570
Other income (expense), net	743	26	881
Income from continuing operations before income taxes	12,534	56,129	20,451
Provision (benefit) for income taxes	(2,853)	9,759	1,229
Income from continuing operations, net of income taxes	15,387	46,370	19,222
Income (loss) from discontinued operations, net of income taxes	(9)	140	188
Net income	15,378	46,510	19,410
Income from continuing operations attributable to noncontrolling interest	8	31	4
Net income attributable to Advanced Energy Industries, Inc.	$15,370	$46,479	$19,406

Basic weighted-average common shares outstanding	38,198	39,619	38,386
Diluted weighted-average common shares outstanding	38,426	39,995	38,595

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$0.40	$1.17	$0.50
Diluted earnings per share	$0.40	$1.16	$0.50

Discontinued operations:
Basic earnings per share	$0.00	$0.00	$0.00
Diluted earnings per share	$0.00	$0.00	$0.00

Net income:
Basic earnings per share	$0.40	$1.17	$0.51
Diluted earnings per share	$0.40	$1.16	$0.50

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31,	December 31,
	2019	2018
ASSETS	Unaudited

Current assets:
Cash and cash equivalents	$351,149	$349,301
Marketable securities	2,516	2,470
Accounts and other receivable, net	102,405	100,442
Inventories, net	99,070	97,987
Income taxes receivable	1,945	2,220
Other current assets	11,309	10,173
Current assets of discontinued operations	4,872	5,855
Total current assets	573,266	568,448

Property and equipment, net	31,058	31,269
Operating lease right-of-use assets	35,654	—

Deposits and other assets	9,378	6,874
Goodwill and intangibles, net	154,164	156,810
Deferred income tax assets	47,513	47,099
Non-current assets of discontinued operations	5,917	5,984
Total assets	$856,950	$816,484

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$44,028	$39,646
Other accrued expenses	56,470	65,377
Current portion of operating lease liability	7,298	—
Current liabilities of discontinued operations	4,254	5,286
Total current liabilities	112,050	110,309

Non-current liabilities of continuing operations	112,270	88,158
Non-current liabilities of discontinued operations	10,486	10,715
Long-term liabilities	122,756	98,873

Total liabilities	234,806	209,182

Advanced Energy stockholders’ equity	621,624	606,790
Noncontrolling interest	520	512
Stockholders' equity	622,144	607,302
Total liabilities and stockholders' equity	$856,950	$816,484
December 31, 2018 amounts are derived from the December 31, 2018 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$15,378	$46,510
Income (loss) from discontinued operations, net of income taxes	(9)	140
Income from continuing operations, net of income taxes	15,387	46,370

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,181	2,861
Stock-based compensation expense	3,199	4,494
Net loss on disposal of assets	6	138
Changes in operating assets and liabilities, net of assets acquired	(15,269)	(18,978)
Net cash provided by operating activities from continuing operations	6,855	34,885
Net cash used in operating activities from discontinued operations	(1,409)	(1,784)
Net cash provided by operating activities	5,446	33,101
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, net of cash acquired	—	(6,072)
Purchases of property and equipment	(2,436)	(3,923)
Net cash used in investing activities from continuing operations	(2,436)	(9,995)
Net cash used in investing activities from discontinued operations	—	—
Net cash used in investing activities	(2,436)	(9,995)
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase and retirement of common stock	—	(12,750)
Net payments related to stock-based award activities	(1,707)	(4,032)
Net cash used in financing activities from continuing operations	(1,707)	(16,782)
Net cash used in financing activities from discontinued operations	—	—
Net cash used in financing activities	(1,707)	(16,782)
EFFECT OF CURRENCY TRANSLATION ON CASH	(566)	167
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	737	6,491
CASH AND CASH EQUIVALENTS, beginning of period	354,552	415,037
CASH AND CASH EQUIVALENTS, end of period	355,289	421,528
Less cash and cash equivalents from discontinued operations	4,140	7,654
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$351,149	$413,874

ADVANCED ENERGY INDUSTRIES, INC.
SELECTED OTHER DATA (UNAUDITED)
(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended
	March 31,		December 31,
	2019	2018	2018
Gross profit from continuing operations, as reported	$65,740	$103,645	$75,188
Adjustments to gross profit:
Stock-based compensation	233	351	166
Facility expansion and relocation costs	170	—	354
Acquisition-related costs	—	—	411
Non-GAAP gross profit	66,143	103,996	76,119

Operating expenses from continuing operations, as reported	53,949	47,542	55,618
Adjustments:
Amortization of intangible assets	(1,973)	(1,257)	(1,816)
Stock-based compensation	(2,966)	(4,143)	(2,077)
Acquisition-related costs	(1,511)	(350)	(416)
Facility expansion and relocation costs	(74)	(476)	—
Restructuring charges	(1,673)	—	(3,836)
Non-GAAP operating expenses	45,752	41,316	47,473
Non-GAAP operating income	$20,391	$62,680	$28,646

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended
	March 31,		December 31,
	2019	2018	2018
Gross profit from continuing operations, as reported	46.7%	53.0%	48.8%
Adjustments to gross profit:
Stock-based compensation	0.2	0.2	0.1
Facility expansion and relocation costs	0.1	—	0.2
Acquisition-related costs	—	—	0.3
Non-GAAP gross profit	47.0	53.2	49.4

Operating expenses from continuing operations, as reported	38.3	24.3	36.1
Adjustments:
Amortization of intangible assets	(1.4)	(0.6)	(1.2)
Stock-based compensation	(2.0)	(2.1)	(1.3)
Acquisition-related costs	(1.1)	(0.2)	(0.3)
Facility expansion and relocation costs	(0.1)	(0.2)	—
Restructuring charges	(1.2)	—	(2.5)
Non-GAAP operating expenses	32.5	21.2	30.8
Non-GAAP operating income	14.5%	32.0%	18.6%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended
	March 31,		December 31,
	2019	2018	2018
Income from continuing operations, less noncontrolling interest, net of income taxes	$15,379	$46,339	$19,218
Adjustments:
Amortization of intangible assets	1,973	1,257	1,816
Acquisition-related costs	1,511	350	827
Facility expansion and relocation costs	244	476	354
Restructuring charges	1,673	—	3,836
Tax Cuts and Jobs Act Impact	—	1,853	1,452
Tax effect of Non-GAAP adjustments	(851)	(309)	(1,198)
Non-GAAP income, net of income taxes, excluding stock-based compensation	19,929	49,966	26,305
Stock-based compensation, net of taxes	2,463	3,460	1,705
Non-GAAP income, net of income taxes	$22,392	$53,426	$28,010

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended
	March 31,		December 31,
	2019	2018	2018
Diluted earnings per share from continuing operations, as reported	$0.40	$1.16	$0.50
Add back:
per share impact of Non-GAAP adjustments, net of tax	0.18	0.18	0.23
Non-GAAP per share earnings	$0.58	$1.34	$0.73

Reconciliation of Q2 2019 Guidance
	Low End	High End

Revenue	$130 million	$140 million

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.10	$0.25
Stock-based compensation	0.06	0.06
Amortization of intangible assets	0.05	0.05
Restructuring and other	0.08	0.07
Tax effects of excluded items	(0.04)	(0.03)
Non-GAAP earnings per share	$0.25	$0.40